FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES
FUND

ANNUAL REPORT
2021
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

2021 at a Glance

(unaudited)
The Fund
•
a closed-end equity investment company specializing in energy and other natural resources stocks

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

•
annual distribution of at least 6%

Stock Data (12/31/21)
NYSE Symbol	PEO
Market Price	$16.52
52-Week Range	$11.30 – $17.69
Discount	14.0%
Shares Outstanding	24,484,588

Summary Financial Information
Year Ended December 31,	2021	2020
Net asset value per share (NASDAQ: XPEOX)	$19.22	$13.76
Total net assets	470,588,987	331,941,768
Average net assets	418,142,741	377,212,921
Unrealized appreciation on investments	24,554,041	(103,563,360)
Net investment income	13,151,141	12,339,059
Net realized gain (loss)	13,085,887	1,704,028
Total return (based on market price)	53.6%	-26.6%
Total return (based on net asset value)	47.7%	-22.2%
Ratio of expenses to average net assets	0.88%	1.47%
Annual distribution rate	6.3%	6.1%
2021 Dividends and Distributions
Paid	Amount (per share)	Type
February 26, 2021	$0.03	Long-term capital gain
February 26, 2021	0.07	Investment income
June 1, 2021	0.10	Investment income
September 1, 2021	0.10	Investment income
December 17, 2021	0.03	Long-term capital gain
December 17, 2021	0.29	Short-term capital gain
December 17, 2021	0.29	Investment income
	$0.91
2022 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 21, 2022
Time: 10:00 a.m.

Letter from Chief Executive Officer
Mark E. Stoeckle

Dear Fellow Shareholders,
The world threw a lot at us in 2021. The pandemic continued, with successive waves that put infection rates at or near all-time highs at year-end. Inflation rose to levels not seen in decades. Geopolitical tensions continued to create uncertainty. Through it all, we persevered. The U.S. economy grew at its fastest pace since 1984. Unemployment, a major concern entering 2021 at 6.7%, dropped to its lowest level since the pandemic began. The S&P 500 Index ended the year at near-record levels, with a 28.7% advance that was broadly mirrored across U.S. equity markets. It was not an easy year by any stretch, given the tragedy of more than 800,000 coronavirus-related deaths in the U.S. since the onset of the pandemic. Still, in purely economic and investing terms, it was a good one. That is a testament to the resilience of our society, the economy, and the markets.
The economy grew nicely in 2021. Fiscal and monetary stimulus, the vaccine rollout, and pent-up consumer demand were undoubtedly key drivers of the country’s 5.7% GDP growth. That pace still feels somewhat remarkable, considering the depth of 2020’s recession and the challenges we faced in 2021. Inflationary pressures rose sharply, and were stronger and more persistent than many expected, fueled by rising demand for goods, supply chain disruptions, and temporary shortages. The consumer price index (CPI) recorded
“Our Fund, with exposure to both Energy and Materials, returned 47.7% on net asset value (NAV) and 53.6% on market price.”

eight straight months above 5%, with December’s 7% reading the highest in almost 40 years. While the labor market improved, companies in many industries struggled to find workers to meet surging demand. In December, the Fed said it would act more aggressively to taper its asset-buying programs and signaled a willingness to raise interest rates if necessary.
We were impressed by the ability of U.S. companies to continue to grow profits and generate high levels of cash flow under these unusual and difficult circumstances. At year-end, before fourth-quarter earnings season kicked off, year-over-year earnings growth for the S&P 500 was estimated to be approximately 45%, which would be nine times the average over the past 10 years. That kind of resilience reassures us as we all continue the transition from the depths of the pandemic toward normalcy in 2022.
Energy was the best performing sector in the S&P 500 in 2021, outperforming the index by 25.9%. Energy stocks benefited from sharply rising oil prices, with West Texas Intermediate (WTI) crude prices up more than 55% for the year. Demand continued to improve throughout the year, putting upward pressure on prices. Restraint on the part of oil producers also bolstered energy prices, as many companies, including the large, diversified players, showed discipline in controlling expenses and limiting new investments. Political and investor pressure against the use of fossil fuels and in support of clean energy alternatives also played a role in supply failing to keep pace with demand.
Our Fund, with exposure to both Energy and Materials, returned 47.7% on net asset value (NAV) and 53.6% on market price. Our benchmark, which is comprised of the S&P 500 Energy sector (70%) and the S&P 500 Materials sector (30%), returned 46.4%. We distributed 6.3% to our shareholders in 2021, exceeding our 6% commitment.
2021 Market Recap
The whipsaw of oil prices in 2020, which saw WTI crude fall below $10 a barrel before ending the year at $49, gave way to a steady rise in 2021. Prices rose more than 20% in the first quarter, driven by improving global demand and disciplined supply management by OPEC and its allies. The rollout of vaccines and less-severe

Letter To Shareholders (continued)

lockdown restrictions led to strong global growth and helped prices rise by more than 50% in the first six months of the year. By late October, WTI reached seven-year highs above $80 a barrel, and while concern about the Omicron variant of COVID-19 caused a bit of a pullback, demand seemed to hold up against rising infection, and WTI ended the year above $75. Gas, coal, and electric power prices also rose sharply, creating inflationary pressures across the globe.
Increasing demand and lower supply of crude oil resulted in ongoing withdrawals from global petroleum inventories, beginning in February, when Saudi Arabia reduced output by 1 million barrels per day. Shortly thereafter, winter storms in Texas created oil well freeze-offs, adversely impacting production in the U.S. Withdrawals continued in various markets throughout the year and were particularly high in June before OPEC-plus announced plans to increase production. The U.S. Energy Information Administration estimated in December that global petroleum inventories decreased by more than 450 million barrels during the year, which would represent the largest drawdown since 2007.
Given that backdrop, every industry group in the Energy sector advanced sharply in 2021, led by the 85.7% return for Exploration and Production (E&P) companies. Energy is the most capital-intensive sector in the equity market. Because of the large up-front investments required to produce crude oil and deliver finished products to consumers, E&P companies’ profitability tends to rise with oil prices. Energy stock valuations were also attractive relative to other sectors as we began the year. This combination created a very favorable environment for Energy investments during 2021.
The Materials sector also benefited from soaring commodity prices, driven by global economic recovery. Increased demand supported rising prices for a variety of commodities, with the S&P Goldman Sachs Commodity Index (GSCI) rising approximately 38% in 2021. Metals and Mining companies led the sector as industrial metals prices such as steel and copper rose sharply, posting their biggest advance since 2009.
Portfolio Performance
Our Fund benefited from exposure to both the Energy and Materials sectors in 2021. Both sectors broadly performed well, with Energy’s 54.6% advance leading all sectors in the S&P 500 Index, while Materials rose 27.3%. Within Energy, our stock selection in all industries added value. The E&P group was the key driver of outperformance during the year, while the Integrated Oil and Gas and Equipment and Services groups were also notable contributors. In Materials, our investments in Specialty Chemicals and Metals and Mining benefited relative performance. Those relative gains more than offset a modest detraction from an overweight to the Diversified Chemicals group.
Our investments in E&P returned 90.6% compared to 85.7% for our benchmark. The group is the most leveraged to oil prices and, as such, experienced the largest benefit from the rise in oil prices in 2021. The group repeatedly reported strong results and provided positive outlooks. Companies continued to show capital spending discipline even as oil prices surged, using excess cash flow to reduce debt and reward shareholders through rising dividends stock buybacks. Our position in Devon Energy, the S&P 500’s top performer in 2021, advanced 195.4%. Diamondback Energy and EOG Resources, up 125.8% and 88.0% respectively, were also key relative contributors.
In the Integrateds group, our investments returned 53.7%, compared to 52.2% for the benchmark. During the year we established a position in Cenovus, one of the largest integrated oil companies in Canada. The company merged with Husky Energy in 2020, bolstering its positions in oil production, refining, and pipeline transportation. Cenovus offers high free cash flow yields at an attractive valuation, and the company continued to deleverage its balance sheet during the year, creating opportunities to return cash to shareholders. After we added it to the portfolio in May, Cenovus was one of the strongest performers in the sector, returning 49.0%.
Our Materials investments posted a 28.0% return for 2021, compared to the benchmark return of 27.3%. The sector advanced amid rising demand for raw materials as economies recovered from the pandemic, driving prices for a host of commodities to multi-year highs. Key contributors included copper and gold miner Freeport-McMoRan, which returned 61.4% as copper prices rose 25% in 2021, following a similar advance in

Letter To Shareholders (continued)

2020. Copper is required in a host of rapidly growing industrial sectors, from electric vehicle batteries to semiconductors, as well as infrastructure and sustainability initiatives such as renewable power generation.
Within Materials, the Diversified Chemicals group was a relative detractor, despite strong stock selection. We were overweight the group throughout the year, based on our expectations that commodity-based chemicals would perform well as economies recovered. While they did advance, the group’s gains were not as strong as the broader Materials sector, as some investors questioned their pricing power amid rising input costs. Key detractors included LyondellBasell Industries and DuPont de Nemours, which advanced but trailed the sector amid earnings reports that missed expectations.
Outlook for 2022
A year ago, we were optimistic, backed by forthcoming government stimulus, the vaccine rollout, and supportive Fed policy. Still, we expected that equity market gains would moderate compared to 2020. They didn’t, of course, which was good news. Heading into 2022, we’re in a similar state of mind, though we expect more moderate returns for different reasons this time.
There are plenty of risks to our outlook, starting with the possibility that variants and the lingering pandemic may slow or delay economic growth. However, we also believe that we enter the new year in a much better place. We’re not worried so much that COVID could drag down the whole economy, or that government and society will shut everything down. Instead, we’re focused on identifying and investing in companies that are positioned to thrive through the pandemic uncertainty.
The Fed is in a delicate place, balancing continued support of employment and economic growth with tapering and managing inflation. It’s likely the Fed and other central banks will start to raise interest rates, but in a way that’s more tolerant of or patient with inflation.
Inflation is likely to remain an issue, and potentially a key market driver of 2022. We believe rising prices will likely impact us as individuals in our daily lives. The costs of fuel, energy, food, rents, and the like will be a pain point for many, especially since it has been so long since we’ve all worried about inflation. Still, we do not expect that inflation will surge to the point that it will cause real market shifts or weigh heavily on broad equity markets.
We believe the Energy sector is well positioned for 2022. Oil prices will likely remain elevated as demand continues to recover to pre-pandemic levels. There will likely be some volatility, much as we saw toward the end of 2021, given the risk of the pandemic and geopolitical issues such as upheaval in Iran or discontent within OPEC. However, we are optimistic about the profit outlook with prices well above the $35-$40 per barrel it costs U.S. shale companies to produce oil and believe prices will likely remain high enough to support margins, returns to investors, and improving balance sheets. Oil and gas companies continuing to practice fiscal restraint is an important caveat to our outlook.
We begin 2022 amid uncertainty surrounding the pandemic, inflation, and the Fed’s path forward. One thing is virtually certain, after years of strong returns for equities, there will likely be some bumps in the road ahead. But remember, when markets turn volatile (and in fact, even if they do keep rising) there are companies that will outperform. It is our job to find those opportunities. We believe our disciplined approach will allow us to do just that, by identifying quality companies, executing at high levels, and trading at attractive valuations.
We appreciate your trust and look forward to the year ahead.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
January 28, 2022

Investment Growth

(unaudited)
This following shows the value of hypothetical $10,000 investments in the Fund at market price and in the Fund’s benchmarks over the past 10 years with dividend and distributions reinvested. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Amounts do not reflect taxes paid by shareholders on distributions or the sale of shares. Past performance does not predict future performance.
Average Annual Total Returns at 12/31/21
	Years
	1	3	5	10
PEO Market Price	53.6%	11.0%	2.4%	2.6%
S&P 500 Energy Sector Index	54.6%	4.7%	-1.5%	1.2%
S&P 500 Materials Sector Index	27.3%	24.2%	15.1%	12.8%

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2021
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$74,855,563	15.9%
Chevron Corporation	65,092,989	13.8
ConocoPhillips	34,164,671	7.3
EOG Resources, Inc.	21,257,019	4.5
Linde plc	20,127,583	4.3
Marathon Petroleum Corporation	17,308,335	3.7
Schlumberger N.V.	15,618,925	3.3
Sherwin-Williams Company	12,924,272	2.7
Valero Energy Corporation	12,595,947	2.7
Devon Energy Corporation	11,153,460	2.4
	$285,098,764	60.6%
Industry Weightings

35%
30%
25%
20%
15%
10%
5%
0%
Energy-Related
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

December 31, 2021
Assets
Investments at value*:
Common stocks (cost $442,600,414)	$467,154,455
Short-term investments (cost $7,209,849)	7,209,849	$474,364,304
Cash		150,197
Investment securities sold		1,547
Dividends receivable		336,492
Prepaid expenses and other assets		1,718,972
Total Assets		476,571,512

Liabilities
Investment securities purchased		2,825,835
Due to officers and directors (note 8)		1,189,908
Accrued expenses and other liabilities		1,966,782
Total Liabilities		5,982,525
Net Assets		$470,588,987

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 24,484,588 shares (includes 17,970 deferred stock units) (note 7)		$24,485
Additional capital surplus		446,899,098
Total distributable earnings (loss)		23,665,404
Net Assets Applicable to Common Stock		$470,588,987
Net Asset Value Per Share of Common Stock		$19.22

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2021
Investment Income
Income:
Dividends (net of $11,800 in foreign taxes)	$16,663,165
Other income	181,065
Total Income	16,844,230
Expenses:
Investment research compensation and benefits	1,925,224
Administration and operations compensation and benefits	520,401
Occupancy and other office expenses	141,631
Investment data services	130,523
Directors’ compensation	511,083
Shareholder reports and communications	141,854
Transfer agent, custody, and listing fees	119,171
Accounting, recordkeeping, and other professional fees	75,882
Insurance	26,122
Audit and tax services	95,521
Legal services	5,677
Total Expenses	3,693,089
Net Investment Income	13,151,141

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	12,999,601
Net realized gain (loss) on total return swap agreements	86,286
Change in unrealized appreciation on investments	128,117,401
Net Gain (Loss)	141,203,288
Change in Net Assets from Operations	$154,354,429
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2021	2020
From Operations:
Net investment income	$13,151,141	$12,339,059
Net realized gain (loss)	13,085,887	1,704,028
Change in unrealized appreciation	128,117,401	(156,043,175)
Change in Net Assets from Operations	154,354,429	(142,000,088)

Distributions to Shareholders from:
Total distributable earnings	(21,918,367)	(19,186,921)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	6,689,456	4,282,275
Cost of shares purchased (note 5)	(478,299)	(72,622,255)
Change in Net Assets from Capital Share Transactions	6,211,157	(68,339,980)
Total Change in Net Assets	138,647,219	(229,526,989)

Net Assets:
Beginning of year	331,941,768	561,468,757
End of year	$470,588,987	$331,941,768
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. Its investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 8.9% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the year ended December 31, 2021, the Fund paid dividends and capital gain distributions of $1,989,964 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative market values of portfolio securities covered for research staff and relative net assets for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the year ended December 31, 2021, shared expenses totaled $17,596,434, of which $13,901,250 and $2,095 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at December 31, 2021.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial

Notes To Financial Statements (continued)

instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At December 31, 2021, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$467,154,455	$—	$—	$467,154,455
Short-term investments	7,209,849	—	—	7,209,849
Total investments	$474,364,304	$—	$—	$474,364,304
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2021, the identified cost of securities for federal income tax purposes was $450,818,627 and net unrealized appreciation aggregated $23,545,677, consisting of gross unrealized appreciation of $98,947,205 and gross unrealized depreciation of  $75,401,528.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, and tax straddles for total return swaps. Differences that are permanent, while not material for the year ended December 31, 2021, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2021 and December 31, 2020 were classified as ordinary income of $20,459,357 and $12,812,724, respectively, and long-term capital gain of $1,443,129 and $6,384,499, respectively. The tax basis of distributable earnings at December 31, 2021 was $1,003,727 of undistributed ordinary income and $62,699 of undistributed long-term capital gain.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2021 were $86,162,189 and $90,529,080, respectively.

Notes To Financial Statements (continued)

4. DERIVATIVES
During the year ended December 31, 2021, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At December 31, 2021, there were no open total return swap agreements. During the year ended December 31, 2021, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $396,532 and $(395,402), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2021, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
On December 17, 2021, the Fund issued 399,160 shares of its Common Stock at a price of $16.73 per share (the average market price on December 8, 2021) to shareholders of record November 22, 2021, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2021, the Fund issued 714 shares of Common Stock at a weighted average price of $16.12 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

Notes To Financial Statements (continued)

On December 18, 2020, the Fund issued 360,468 shares of its Common Stock at a price of $11.82 per share (the average market price on December 9, 2020) to shareholders of record November 23, 2020, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2020, the Fund issued 1,686 shares of Common Stock at a weighted average price of $12.77 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
Pursuant to a tender offer approved by the Fund’s Board of Directors to acquire up to 20 percent of the Fund’s outstanding shares, the Fund purchased 5,955,676 shares at a price of  $11.95, 95% of the Fund’s net asset value, on September 4, 2020.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. This includes repurchases under the Fund’s enhanced discount management and liquidity program when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. Transactions in its Common Stock for 2021 and 2020 were as follows:
	Shares		Amount
	2021	2020	2021	2020
Shares issued in payment of distributions	399,874	362,154	$6,689,456	$4,282,275
Shares purchased in tender offer (at a weighted average discount from net asset value of 5.0% in 2020)	—	(5,955,676)	—	(71,170,328)
Shares purchased (at a weighted average discount from net asset value of 15.6% and 17.0%, respectively)	(37,000)	(159,342)	(478,299)	(1,451,927)
Net change	362,874	(5,752,864)	$6,211,157	$(68,339,980)
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2021, the Fund recorded matching contributions of  $147,475 and a liability, representing the 2021 discretionary contribution, of $81,332.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2021.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the year ended December 31, 2021 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2020	17,256	$26.68
Reinvested dividend equivalents	714	16.12
Balance at December 31, 2021	17,970	$26.26

Notes To Financial Statements (continued)

At December 31, 2021, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the year ended December 31, 2021 was $0.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2021 to officers and directors amounted to $2,768,260, of which $511,083 was paid to independent directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2021, $1,189,908 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2021, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliated companies jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of $67,129.

Financial Highlights

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$13.76	$18.79	$17.71	$23.26	$24.02
Net investment income	0.55	0.45	0.80 (a)	0.42	0.46
Net realized gain (loss) and change in unrealized appreciation	5.86	(4.85)	1.41	(4.77)	0.02
Total from operations	6.41	(4.40)	2.21	(4.35)	0.48
Less distributions from:
Net investment income	(0.56)	(0.47)	(0.78)	(0.45)	(0.46)
Net realized gain	(0.35)	(0.26)	(0.32)	(0.40)	(0.72)
Return of capital	—	—	—	(0.32)	—
Total distributions	(0.91)	(0.73)	(1.10)	(1.17)	(1.18)
Capital share repurchases (note 5)	—	0.14	—	—	—
Reinvestment of distributions	(0.04)	(0.04)	(0.03)	(0.03)	(0.06)
Total capital share transactions	(0.04)	0.10	(0.03)	(0.03)	(0.06)
Net asset value, end of year	$19.22	$13.76	$18.79	$17.71	$23.26
Market price, end of year	$16.52	$11.37	$16.46	$14.57	$19.84

Total Investment Return (b)
Based on market price	53.6%	-26.6%	21.1%	-21.4%	4.6%
Based on net asset value	47.7%	-22.2%	13.7%	-18.5%	3.0%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$471	$332	$561	$523	$674
Ratio of expenses to average net assets	0.88%	1.47%	0.97%	0.79%	0.78%
Ratio of net investment income to average net assets	3.15%	3.27%	4.18%	1.89%	2.05%
Portfolio turnover	20.7%	31.8%	29.5%	47.0%	24.4%
Number of shares outstanding at end of year (in 000’s)	24,485	24,122	29,875	29,534	28,999

(a)
In 2019, the Fund received additional dividend income of  $9,693,399, or $0.33 per Fund share, from the acquisition of Anadarko Petroleum Corporation by Occidental Petroleum Corporation.

(b)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

December 31, 2021
	Shares	Value (a)
Common Stocks — 99.3%
Energy — 73.5%
Energy-Related — 0.4%
Quanta Services, Inc.	16,200	$1,857,492

Equipment & Services — 5.0%
Baker Hughes Company	171,900	4,135,914
Halliburton Company	170,270	3,894,075
Schlumberger N.V.	521,500	15,618,925
		23,648,914
Exploration & Production — 24.4%
APA Corporation	59,700	1,605,333
Canadian Natural Resources Limited	47,800	2,019,550
Cheniere Energy, Inc.	26,000	2,636,920
ConocoPhillips	473,326	34,164,671
Coterra Energy Inc.	153,600	2,918,400
Devon Energy Corporation	253,200	11,153,460
Diamondback Energy, Inc.	99,100	10,687,935
EOG Resources, Inc.	239,300	21,257,019
Hess Corporation	66,900	4,952,607
Marathon Oil Corporation	459,500	7,544,990
Occidental Petroleum Corporation	192,751	5,587,851
Pioneer Natural Resources Company	55,300	10,057,964
Whiting Petroleum Corporation (b)	452	29,235
Whiting Petroleum Corporation warrants, strike price $73.44, expires 9/1/24 (b)	2,654	36,784
Whiting Petroleum Corporation warrants, strike price $83.45, expires 9/1/25 (b)	1,327	15,659
		114,668,378
Integrated Oil & Gas — 30.2%
Cenovus Energy Inc.	176,700	2,169,876
Chevron Corporation	554,691	65,092,989
Exxon Mobil Corporation	1,223,330	74,855,563
		142,118,428

Schedule of Investments (continued)

December 31, 2021
	Shares	Value (a)
Refining & Marketing — 7.9%
Marathon Petroleum Corporation	270,485	17,308,335
Phillips 66	100,575	7,287,665
Valero Energy Corporation	167,700	12,595,947
		37,191,947
Storage & Transportation — 5.6%
Kinder Morgan, Inc.	464,400	$7,365,384
ONEOK, Inc.	174,200	10,235,992
Williams Companies, Inc.	328,700	8,559,348
		26,160,724
Materials — 25.8%
Chemicals — 15.5%
Air Products and Chemicals, Inc.	33,500	10,192,710
Albemarle Corporation	9,000	2,103,930
Celanese Corporation	28,100	4,722,486
CF Industries Holdings, Inc.	44,300	3,135,554
Corteva Inc.	66,245	3,132,064
Dow, Inc.	65,745	3,729,056
DuPont de Nemours, Inc.	44,487	3,593,660
Eastman Chemical Company	8,900	1,076,099
Ecolab Inc.	33,800	7,929,142
FMC Corporation	10,500	1,153,845
International Flavors & Fragrances Inc.	21,006	3,164,554
Linde plc	58,100	20,127,583
LyondellBasell Industries N.V.	50,600	4,666,838
Mosaic Company	21,001	825,129
PPG Industries, Inc.	19,700	3,397,068
		72,949,718
Construction Materials — 3.6%
Martin Marietta Materials, Inc.	4,500	1,982,340
Sherwin-Williams Company	36,700	12,924,272
Vulcan Materials Company	9,800	2,034,284
		16,940,896

Schedule of Investments (continued)

December 31, 2021
	Shares	Value (a)
Containers & Packaging — 2.7%
Amcor plc	125,100	1,502,451
Avery Dennison Corporation	5,500	1,191,135
Ball Corporation	29,100	2,801,457
International Paper Company	28,200	1,324,836
Packaging Corporation of America	7,600	1,034,740
Sealed Air Corporation	55,500	3,744,585
Sylvamo Corporation (b)	2,563	71,482
WestRock Company	22,200	984,792
		12,655,478
Metals & Mining — 4.0%
Freeport-McMoRan, Inc.	225,300	$9,401,769
Newmont Corporation	90,500	5,612,810
Nucor Corporation	21,100	2,408,565
Steel Dynamics, Inc.	24,800	1,539,336
		18,962,480
Total Common Stocks
(Cost $442,600,414)		467,154,455
Short-Term Investments — 1.5%
Money Market Funds — 1.5%
Northern Institutional Treasury Portfolio, 0.01% (c)	7,209,849	7,209,849
(Cost $7,209,849)		7,209,849
Total — 100.8% of Net Assets
(Cost $449,810,263)		474,364,304
Other Assets Less Liabilities — (0.8)%		(3,775,317)
Net Assets — 100.0%		$470,588,987

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

The accompanying notes are an integral part of the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Natural Resources Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Natural Resources Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2022
We have served as the Fund’s auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2021
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
EOG Resources, Inc.	$5,041,449	4.5%
Marathon Oil Corporation	3,441,311	1.6
Cheniere Energy, Inc.	2,730,814*	0.6
Sealed Air Corporation	2,546,101	0.8
Quanta Services, Inc.	1,817,708*	0.4
Ecolab Inc.	1,718,775	1.7
Coterra Energy Inc.	1,150,734*	0.6
Linde plc	622,420	4.3
Canadian Natural Resources Limited	527,709	0.4
Pioneer Natural Resources Company	473,523	2.1
Cenovus Energy Inc.	267,294	0.5
Marathon Petroleum Corporation	256,913	3.7
Occidental Petroleum Corporation	147,460	1.2
Freeport-McMoRan, Inc.	93,202	2.0
Sherwin-Williams Company	89,562	2.7

Reductions
Hess Corporation	4,416,287	1.1
DuPont de Nemours, Inc.	3,371,186	0.8
Exxon Mobil Corporation	1,962,680	15.9
Newmont Corporation	1,556,044	1.2
Devon Energy Corporation	1,495,716	2.4
ConocoPhillips	1,483,570	7.3
Phillips 66	1,433,195	1.5
CF Industries Holdings, Inc.	1,093,037	0.7
Kinder Morgan, Inc.	1,068,546	1.6
Halliburton Company	1,063,534	0.8
National Oilwell Varco, Inc.	962,847	—
Suncor Energy Inc.	927,724	—
Schlumberger N.V.	905,650	3.3
Chevron Corporation	702,771	13.8
Steel Dynamics, Inc.	576,886	0.3
Occidental Petroleum Corporation warrants, strike price $22.00, expires 8/3/27	455,368	—

*
New position

The transactions presented above represent all new and fully-eliminated positions and up to the fifteen largest net additions and reductions to existing portfolio securities during the period, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000s) Value of Net Assets	(000s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2007	$978,920	22,768	$42.99	$38.66	$.49	$3.82	$—	$4.31	11.6%
2008	538,937	23,959	22.49	19.41	.38	2.61	—	2.99	8.9
2009	650,718	24,327	26.75	23.74	.37	1.03	—	1.40	6.6
2010	761,736	24,790	30.73	27.01	.32	.95	—	1.27	5.5
2011	732,811	25,641	28.58	24.48	.39	1.58	—	1.97	7.1
2012	732,988	26,326	27.84	23.92	.42	1.18	—	1.60	6.4
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
2020	331,942	24,122	13.76	11.37	.47	.26	—	0.73	6.1
2021	470,589	24,485	19.22	16.52	.56	.35	—	0.91	6.3

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

Other Information

(unaudited)
Summary Fund Information
Investment Objectives: The Fund’s investment objectives are preservation of capital, reasonable income, and opportunity for capital gain. These objectives have been in place since the Fund’s inception in 1929, although they may be changed by the Board of Directors.
Investment Strategy and Policies: The Fund is an internally-managed non-diversified U.S. equity fund that invests in highly liquid energy and other natural resources stocks. As a fundamental policy, at least 80% of its assets are invested in petroleum or natural resources industries or industries connected with, serving and/or supplying the petroleum or natural resources industries. The Fund has broad flexibility to invest in stocks of varying capitalizations, and primarily invests in stocks found in the S&P 500 Energy and S&P 500 Materials sectors.
In addition, the Fund maintains the following fundamental investment policies that may change only with shareholder approval:
•
At least 25% of assets must be invested in petroleum and petroleum-related industries.

•
Up to 25% of assets may be invested in commodities related to petroleum, minerals and related products, including swaps.

•
Up to 10% of assets may be invested in real property. (The Fund has not made any such investments in more than thirty years.)

Principal Risks:
Market Risk. The Fund could lose money over short periods due to short- term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Additionally, closed-end funds are particularly impacted by investor sentiment that could result in trading at increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The S&P 500 is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities.
Industry Concentration Risk. Funds that invest significantly in a single industry (sector) are subject to more volatility than funds that invest in the broader market. These funds can, and often do, perform differently than the overall market. The Fund normally invests a significant portion of its assets in the common stocks of companies principally engaged in activities in the energy industry, and its performance largely depends—for better or for worse—on the overall condition of the energy industry. Energy prices (including commodity prices), supply-and-demand for energy resources, various political, regulatory, and economic factors, and the relatively limited number of issuers of energy-related securities can each impact the Fund’s performance. Downturns in the energy industry can negatively affect Fund performance.
Derivatives Risk. The Fund invests in total return swaps agreements, which entail counterparty credit, liquidity, and equity price risks. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security.
Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Other Information  (continued)

(unaudited)
Distribution Commitment and Payment Schedule
The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2012. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital.
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Privacy Policy
In order to conduct its business, the Fund, through AST, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2021 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Other Information  (continued)

(unaudited)
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by AST. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for Safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this distribution when made in newly issued shares.

Initial minimum investment (non-holders) $250
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Attention: Dividend Reinvestment
P.O. Box 922
Wall Street Station
New York, NY 10269‑0560
Website: www.astfinancial.com
E‑mail: info@astfinancial.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (80) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Mirae Asset Discovery Funds (3 open-end funds) Credit Suisse Next Investors, LLC
Kenneth J. Dale (65) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (69) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (75) 2005	Retired President & CEO GF Energy, LLC	Two
Mary Chris Jammet (54) 2020	Principal Bristol Partners LLC	Two	MGM Resorts International
Lauriann C. Kloppenburg (61) 2017	Retired Chief Strategy Officer and Chief Investment Officer ‑ Equity Group Loomis, Sayles & Co., LP	Two	Transamerica Funds
Kathleen T. McGahran, Ph.D., J.D., CPA (71) 2003 Chair of the Board	Retired President & CEO Pelham Associates, Inc.	Two
Jane Musser Nelson (63) 2021	Retired Managing Director, Investments Cambridge Associates	Two	First Eagle Alternative Capital BDC, Inc.
Interested Director
Mark E. Stoeckle (65) 2013	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President Adams Diversified Equity Fund, Inc.	Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (65) 2013	Chief Executive Officer of the Fund and Adams Diversified Equity Fund, Inc. and President of Adams Diversified Equity Fund, Inc.
James P. Haynie, CFA (59) 2013	President of the Fund and Executive Vice President of Adams Diversified Equity Fund, Inc.
Brian S. Hook, CFA, CPA (52) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Diversified Equity Fund, Inc.
Janis F. Kerns (58) 2018	Vice President, General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Diversified Equity Fund, Inc. (since 2018); Of Counsel, Nelson, Mullins, Riley & Scarborough, LLP (prior to 2018)
Gregory Buckley (51) 2013	Vice President – Research of the Fund (since 2015) and Adams Diversified Equity Fund, Inc. (since 2019)
Michael A. Kijesky, CFA (51) 2009	Vice President – Research of the Fund (since 2011) and Adams Diversified Equity Fund, Inc. (since 2019)
Michael E. Rega, CFA (62) 2014	Vice President – Research of the Fund and Adams Diversified Equity Fund, Inc.
Jeffrey R. Schollaert, CFA (46) 2014	Vice President – Research of the Fund (since 2019) and Adams Diversified Equity Fund, Inc.
Christine M. Sloan, CPA (49) 1999	Assistant Treasurer and Director of Human Resources of the Fund and Adams Diversified Equity Fund, Inc. (since 2018); Assistant Treasurer of the Fund and Adams Diversified Equity Fund Inc. (prior to 2018)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (866) 723‑8330 Website: www.astfinancial.com E‑mail: info@astfinancial.com

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ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Enrique R. Arzac, Kenneth J. Dale, Mary Chris Jammet, and Jane Musser Nelson, who are each independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2021 and 2020 were $92,790 and $90,090, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2021 or 2020.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2021 and 2020 were $12,730 and $22,360, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2021 and 2020 were $634 and $423, respectively. Fees were related to licenses for technical reference tools.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.
	(2)	Zero percent of services performed by PricewaterhouseCoopers LLP for the registrant in 2021 and 2020 were approved pursuant to pre-approval waivers described in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2021 and 2020 were $13,364 and $22,783, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Enrique R. Arzac, Kenneth J. Dale, Roger W. Gale, Mary Chris Jammet, and Jane Musser Nelson.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%.

Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer, and James P. Haynie, President, comprise the two-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as Executive Vice President until January 21, 2015. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle and Haynie receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2021, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlling affiliate, Adams Diversified Equity Fund, Inc. ("ADX"), an internally managed registered investment company with total net assets of $2,652,527,828. Mr. Stoeckle is Chief Executive Officer and President of ADX and Mr. Haynie is Executive Vice President. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and ADX is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2021, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and ADX and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to an 80/20 blend of Dow Jones U.S. Oil and Gas Index and Dow Jones U.S. Basic Materials Index through September 30, 2018 and, to better align with PEO's investment strategy, a blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector thereafter. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio managers receive from ADX is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of a 50/50 blend of the S&P 500 Index and the Morningstar U.S. Large Blend Funds Category.

(4) Using a valuation date of December 31, 2021, Messrs. Stoeckle and Haynie each beneficially owned equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/21-1/31/21	26,000	$12.33	26,000	1,146,658
2/1/21-2/28/21	10,000	14.27	10,000	1,136,658
3/1/21-3/31/21	1,000	15.03	1,000	1,135,658
4/1/21-4/30/21	0	--	0	1,135,658
5/1/21-5/31/21	0	--	0	1,135,658
6/1/21-6/30/21	0	--	0	1,135,658
7/1/21-7/31/21	0	--	0	1,135,658
8/1/21-8/31/21	0	--	0	1,135,658
9/1/21-9/30/21	0	--	0	1,135,658
10/1/21-10/31/21	0	--	0	1,135,658
11/1/21-11/30/21	0	--	0	1,135,658
12/1/21-12/31/21	0	--	0	1,135,658
Total	37,000	$12.93	37,000

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby purchases will occur when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 1,332,000 shares.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:
(1) Gross income from securities lending activities was $21,441.

(2) Rebates paid to borrowers were $(59), fees deducted from a pooled cash collateral reinvestment product were $12, and revenue generated by the securities lending program paid to the securities lending agent was $6,445.
(3) The aggregate fees related to securities lending activities were $6,398.
(4) Net income from securities lending activities was $15,043.
(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.
	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.
	(3)	Written solicitation to purchase securities: not applicable.
	(4)	Change in independent public accountant: not applicable.
(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 23, 2022

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	February 23, 2022